Filed Pursuant to Rule 424(b)(3)

                                                     Registration No. 333-42308



PROSPECTUS SUPPLEMENT DATED DECEMBER 20, 2000

(To Prospectus filed on July 27, 2000)





                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        1,214,934 Shares of Common Stock
                          ----------------------------


         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.


         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.



                                                               Shares to be
                                                             Offered for the
    Selling Stockholders                                   Selling Stockholder
--------------------------------------------               -------------------

Michael Tao and Bidda Tao                                            698

Shabel Family Trust dated 03/29/99,                                  698
Jack Shabel and Jennie Shabel Trustees